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                                                                EXHIBIT 24.1


                              POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace, Kathleen Smalley, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 1998 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: March 8, 1999                    /s/ Joseph F. Alibrandi
                                        -----------------------
                                        Joseph F. Alibrandi
                                        Director

                              POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace, Kathleen Smalley, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 1998 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: March 12, 1999                   /s/ Daryl J. Carter
                                        -----------------------
                                        Daryl J. Carter
                                        Director

                              POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace, Kathleen Smalley, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 1998 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: March 31, 1999                   /s/ Richard D. Farman
                                        -----------------------
                                        Richard D. Farman
                                        Director

                              POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace, Kathleen Smalley, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 1998 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: March 10, 1999                   /s/ Christine Garvey
                                        -----------------------
                                        Christine Garvey
                                        Director

                              POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace, Kathleen Smalley, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 1998 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: March 12, 1999                   /s/ William M. Kahane
                                        -----------------------
                                        William M. Kahane
                                        Director

                              POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace, Kathleen Smalley, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 1998 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: March 15, 1999                   /s/ Leslie D. Michelson
                                        -----------------------
                                        Leslie D. Michelson
                                        Director

                              POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace, Kathleen Smalley, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 1998 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: March 10, 1999                   /s/ Jacqueline R. Slater
                                        ------------------------
                                        Jacqueline R. Slater
                                        Director

                              POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace, Kathleen Smalley, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 1998 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: March 10, 1999                   /s/ Thomas M. Steinberg
                                        -----------------------
                                        Thomas M. Steinberg
                                        Director

                              POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace, Kathleen Smalley, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 1998 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: March 14, 1999                   /s/ Beverly B. Thomas
                                        -----------------------
                                        Beverly B. Thomas
                                        Director